                                                                    Exhibit 99.1

[STERLING BANCORP LOGO]  [NEWS IMMEDIATE RELEASE LOGO]   650 FIFTH AVENUE
www.sterlingbancorp.com                                  NEW YORK, NY 10019-6108

John Tietjen                                  Kimberly Storin
Chief Financial Officer                       Investor Relations/Media Relations
Sterling Bancorp                              MWW Group
john.tietjen@sterlingbancorp.com              kstorin@mww.com
212.757.8035                                  212.827.3752

  STERLING BANCORP REPORTS 14.7% INCREASE IN NET INCOME FOR SECOND QUARTER 2004

Track Record of Double-digit Earnings Growth Extended to 44 Consecutive Quarters

New York, NY, July 20, 2004 - Sterling Bancorp (NYSE: STL), a financial holding company and the parent company of Sterling National Bank, today reported its financial results for the second quarter and six months ended June 30, 2004.

Second Quarter 2004 Highlights:

      -     Net income increased 14.7% to $6.7 million

      - Diluted earnings per share grew to $0.42 from $0.37 in the second quarter 2003

      -     298,200 shares of common stock were repurchased by the Company

      -     Average demand deposits rose 13.8% to $408.5 million

      -     Average earning assets increased 13.0% to $1.6 billion

      -     Noninterest income grew to 27.0% of gross revenues

"Sterling's track record of double-digit net income and earnings per share growth remained strong for the 44th consecutive quarter," said Louis J. Cappelli, Chairman and Chief Executive Officer. "Maintaining our solid financial results in a challenging and rapidly changing economic environment validates the merits of our balanced business model."

"The Sterling franchise continued to exhibit solid organic growth across the majority of business segments, most notably in the mortgage sector," continued Chairman Cappelli. "During 2004, we have experienced modest declines in the volume of residential mortgage loans sold to investors. The business model of our mortgage company was not heavily dependent on the refinancing boom of 2001 through 2003. The continued execution of our business plan produced substantially increased volume of higher margin residential real estate loans sold to investors during 2004."

Chairman Cappelli concluded, "We believe that Sterling's broad customer base and diversified loan portfolio position us to capitalize on the growth opportunities presented to us in our markets. As we move forward into the second half of 2004, we believe we are poised to benefit from a rising interest rate environment due to Sterling's high levels of noninterest-bearing deposits and floating rate loans."

SECOND QUARTER AND FIRST SIX MONTHS 2004 FINANCIAL RESULTS

NET INCOME

Net income for the second quarter 2004 was $6.7 million, a 14.7% increase from $5.9 million in the second quarter 2003. Diluted earnings per share rose 13.5% to $0.42 from $0.37 in the second quarter of last year (adjusted to reflect the five-for-four stock split effected in September 2003).

For the six months ended June 30, 2004, net income grew 12.6% to $13.2 million from $11.7 million in the first half of 2003. Diluted earnings per share increased to $0.82 from $0.74 in the similar period of 2003 (adjusted to reflect the five-for-four stock split effected in September 2003).

The year-over-year increase in net income was a result of continued growth in net interest income and noninterest income, which in conjunction with a lower provision for taxes, more than offset increases in the provision for loan losses and noninterest expenses.

NET INTEREST INCOME

In the second quarter 2004, net interest income, on a tax equivalent basis, increased to $19.2 million from $18.8 million in the second quarter 2003.

For the six months ended June 30, 2004, net interest income, on a tax equivalent basis, rose to $38.5 million from $37.3 million in the first half of 2003.

On December 31, 2003, the Company adopted Financial Accounting Standards Board Interpretation No. 46R ("FIN 46R") "Consolidation of Variable Interest Entities," which clarified certain provisions of a previous interpretation. Under the provisions of FIN 46R, Sterling deconsolidated the issuer trust and accounts for its investment in the trust as an asset, its junior subordinated debentures as long-term debt and the interest paid on those debentures as interest expense. As a result of the adoption of FIN 46R, Sterling's prior period presentations have been restated to conform to the current presentation.

Net interest margin, on a tax equivalent basis, for the second quarter 2004 was 4.75%, compared to 5.31% for the second quarter 2003 (adjusted to reflect the adoption of FIN 46R).

For the six-month period ended June 30, 2004, net interest margin, on a tax equivalent basis, was 4.87%, compared to 5.43% for the similar period of 2003 (adjusted to reflect the adoption of FIN 46R).

The decreases for both periods were primarily due to the lower interest rate environment in 2004 and the effect of the mix of earning assets (including principal prepayments in the investment portfolio), partially offset by the impact of increases in average investment securities and loans outstanding.

LOANS

Average loans held in portfolio for the second quarter 2004 grew 13.4% year-over-year to $856.7 million.

For the six-month period ended June 30, 2004, average loans held in portfolio rose 11.7% to $837.8 million.

DEMAND DEPOSITS

Demand deposits, on average, for the second quarter 2004, increased to $408.5 million from $358.9 million in the similar period of 2003.

Demand deposits, on average, grew by 15.1% to $405.3 million in the six-month period ended June 30, 2004.

Demand deposits were 35.4% of total deposits as of June 30, 2004.

COST OF FUNDS

The average rate paid on interest-bearing funds was 1.61% for the second quarter 2004, compared to 1.83% for the second quarter 2003 (adjusted to reflect the adoption of FIN 46R), reflecting management's ongoing discipline in controlling funding costs. In the second quarter 2004, total interest expense remained virtually unchanged from the same period of 2003 at $4.5 million.

For the six-month period ended June 30, 2004, the average rate paid on interest-bearing funds was 1.64%, compared to 1.84% for the similar period of 2003 (adjusted to reflect the adoption of FIN 46R). For the six months ended June 30, 2004, total interest expense was $9.1 million compared to $8.9 million in the similar period of 2003.

Average interest-bearing deposits for the second quarter 2004 grew to $798.7 million from $676.2 million. Average interest-bearing deposits for the six months ended June 30, 2004 grew 19.6% to $796.2 million. The increases in both periods were a result of business development and growth in Sterling's two new branches in Long Island City, Queens and Yonkers, New York.

NONINTEREST INCOME AND NONINTEREST EXPENSES

For the second quarter 2004, noninterest income was $8.7 million, compared to $8.1 million in the second quarter 2003. This increase was the result of increased income primarily from mortgage and factoring business units (combined income grew 11%), partially offset by lower income from trade finance and service charges on deposit accounts.

Noninterest income for the six-month period ended June 30, 2004 increased to $16.9 million from $15.6 million in the corresponding period of last year. This increase was the result of increased income primarily from mortgage and factoring business units (combined income grew 11%), as well as securities gains, partially offset by lower income from trade finance and service charges on deposit accounts.

Noninterest expenses for the quarter ended June 30, 2004 were $16.1 million, compared to $15.0 million in the corresponding period of 2003. The increase was due to investments in the Sterling franchise, including the new branches in Long Island City and Yonkers, with higher expenses primarily related to salaries and employee benefits and professional fees.

For the six-month period ended June 30, 2004, noninterest expenses were $30.8 million, compared to $29.4 million in the similar period of 2003. The increase was primarily due to higher expenses related to salaries and employee benefits, advertising and marketing and professional fees, partially offset by a first quarter reduction in employee benefit costs.

PROVISION FOR INCOME TAXES

During the second quarter 2004, certain open tax issues for the years 1999 through 2001 were resolved with state tax representatives. As a result, management conducted a review with outside professionals and reduced the provision for income taxes for the second quarter by approximately $1.5 million.

ASSET QUALITY

As of June 30, 2004, nonperforming assets were $3.8 million, representing 0.21% of total assets.

The provision for loan losses for the second quarter 2004 increased to $2.5 million from $2.2 million in the second quarter 2003.

For the six months ended June 30, 2004, the provision for loan losses increased to $4.9 million from $4.0 million in the similar period of 2003.

The allowance for loan losses was $15.0 million, or 1.66% of loans held in portfolio, as of June 30, 2004.

CAPITAL MANAGEMENT

During the first six months of 2004, Sterling repurchased 298,200 shares of common stock as part of its authorized share repurchase plan. All of these shares were repurchased in the second quarter.

Return on average tangible equity, on an annualized basis, was 22.37% for the second quarter 2004.

For the six-month period ended June 30, 2004, return on average tangible equity, on an annualized basis, was 21.77%.

DIVIDEND

On June 30, 2004, Sterling paid a cash dividend of $0.19 per common share to shareholders of record as of June 15, 2004. The Company has been distributing quarterly cash dividends for more than 58 years.

CONFERENCE CALL

Sterling Bancorp will host a teleconference call for the financial community on Tuesday, July 20, 2004 at 10:00 a.m. Eastern Daylight Time to discuss the second quarter 2004 financial results. The public is invited to listen to this conference call by dialing 888-792-1079 at least 10 minutes prior to the call and entering passcode 515539.

A replay of the conference call will be available at 1:00 pm Eastern Daylight Time on Tuesday, July 20, 2004 until 11:59 p.m. Eastern Daylight Time on Tuesday, July 27, 2004. The public is invited to listen to this conference call by dialing 888-266-2081 and entering passcode 515539.

ABOUT STERLING BANCORP

Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $1.8 billion, offering a broad array of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including business and consumer loans, commercial and residential mortgage lending and brokerage, asset-based financing, factoring, trade financing, equipment leasing, corporate and consumer deposit services, trust and estate administration, and investment management services. The Company has operations in New York, Virginia and North Carolina and conducts business throughout the U.S.

This press release may contain statements, including but not limited to, statements concerning future results of operations or financial position, borrowing capacity and future liquidity, future investment results, future credit exposure, future loan losses and plans and objectives for future operations, and other statements regarding matters that are not historical facts, that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only the Company's belief regarding future events, many of which, by their nature, are inherently uncertain and outside of its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. It is possible that the Company's actual results and financial position may differ, possibly materially, from the anticipated results and financial condition indicated in or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company's future results, see "Business -- Cautionary Statement Regarding Forward-looking Statements" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                                STERLING BANCORP
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
            (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        THREE MONTHS ENDED JUNE 30,        SIX MONTHS ENDED JUNE 30,
                                                        ---------------------------       ---------------------------
                                                         2004                2003          2004                2003
                                                        -------             -------       -------             -------
OPERATING HIGHLIGHTS
   Interest income                                      $23,552             $23,096       $47,087             $45,729
   Interest expense                                       4,519               4,520         9,058               8,896
   Provision for loan losses                              2,470               2,173         4,897               3,964
   Noninterest income                                     8,725               8,116        16,949              15,570
   Noninterest expenses                                  16,065              15,020        30,758              29,413
   Net income                                             6,719               5,860        13,180              11,706

   Earnings per common share:(1)
     Basic                                                 0.44                0.39          0.87                0.78
     Diluted                                               0.42                0.37          0.82                0.74
   Cash dividends declared (1)                             0.19                0.15          0.38                0.30
   Common shares outstanding:(1)
     Period end                                          15,176              14,883        15,176              14,883
     Average Basic                                       15,333              14,850        15,235              14,846
     Average Diluted                                     16,035              15,683        16,017              15,665
   Return on average assets                                1.54%               1.50%         1.52%               1.54%
   Return on average tangible equity (2)                  22.37%              20.95%        21.77%              21.31%
   Return on average stated equity (3)                    19.04%              17.63%        18.55%              17.90%
   Net interest spread, tax equivalent basis               4.30%               4.79%         4.40%               4.92%
   Net interest margin, tax equivalent basis               4.75%               5.31%         4.87%               5.43%

ASSET QUALITY HIGHLIGHTS
PERIOD END
   Net charge-offs                                      $ 2,205             $ 1,807       $ 4,328             $ 3,329
   Nonperforming loans                                    2,756               2,522         2,756               2,522
   Other real estate owned                                1,033                 965         1,033                 965
   Nonperforming assets                                   3,789               3,487         3,789               3,487

   Nonperforming loans/loans (4)                           0.29%               0.29%         0.29%               0.29%
   Nonperforming assets/assets                             0.21%               0.22%         0.21%               0.22%
   Allowance for loan losses/loans (5)                     1.66%               1.77%         1.66%               1.77%
   Allowance for loan losses/
       nonperforming loans                               545.28%             562.41%       545.28%             562.41%

(1) The prior period has been restated to reflect the five- for- four stock split effected in September 2003.

(2) Average tangible equity represents average shareholders' equity less average excess cost over equity in net assets of the bank.

(3)   Average stated equity is equal to average shareholders' equity.

(4)   The term "loans" includes loans held for sale and loans held in portfolio.

(5)   The term "loans" includes loans held in portfolio only.

                                STERLING BANCORP
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                             THREE MONTHS ENDED JUNE 30,                SIX MONTHS ENDED JUNE 30,
                                           -------------------------------           -------------------------------
                                              2004                 2003                 2004                 2003
                                           ----------           ----------           ----------           ----------
BALANCE SHEET HIGHLIGHTS
PERIOD END BALANCES
   Security investments                    $  696,062           $  583,601           $  696,062           $  583,601
   Loans held for sale                         44,458               69,811               44,458               69,811
   Loans held in portfolio,
      net of unearned discount                903,136              800,979              903,136              800,979
   Total earning assets                     1,645,817            1,456,679            1,645,817            1,456,679
   Allowance for loan losses                   15,028               14,184               15,028               14,184
   Total assets                             1,798,619            1,580,697            1,798,619            1,580,697

   Noninterest-bearing deposits               444,343              385,144              444,343              385,144
   Interest-bearing deposits                  811,443              679,900              811,443              679,900
   Customer repurchase agreements              80,681               82,006               80,681               82,006
   Shareholders' equity                       139,252              136,900              139,252              136,900

AVERAGE BALANCES
   Security investments                    $  717,169           $  593,682           $  706,153           $  580,916
   Loans held for sale                         44,429               78,924               44,122               68,637
   Loans held in portfolio,
      net of unearned discount                856,727              755,236              837,756              749,927
   Total earning assets                     1,623,695            1,436,808            1,602,884            1,409,429
   Allowance for loan losses                   15,597               14,481               15,460               14,363
   Total assets                             1,760,091            1,565,602            1,741,300            1,535,972

   Noninterest-bearing deposits               408,520              358,902              405,315              352,237
   Interest-bearing deposits                  798,716              676,208              796,157              665,835
   Customer repurchase agreements              78,753               71,449               77,061               64,522
   Shareholders' equity                       141,961              133,354              142,894              131,907

CAPITAL RATIOS
   Tier 1 risk based                            13.47%               14.45%               13.47%               14.45%
   Total risk based                             14.72%               15.71%               14.72%               15.71%
   Leverage                                      8.53%                9.06%                8.53%                9.06%

Book value per common share (1)            $     9.18           $     9.06           $     9.18           $     9.06

(1) The prior period has been restated to reflect the five- for- four stock split effected in September 2003.

                                STERLING BANCORP
                                 BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT NUMBER OF SHARES)

                                                                                     JUNE 30,
                                                                         --------------------------------
                                                                            2004                 2003
                                                                         -----------          -----------
ASSETS
Cash and due from banks                                                  $    74,605          $    58,168
Interest-bearing deposits with other banks                                     2,161                2,288
Investment securities
    Available for sale (at estimated market value)                           300,452              194,477
    Held to maturity (at cost)                                               395,610              389,124
                                                                         -----------          -----------
            Total investment securities                                      696,062              583,601
                                                                         -----------          -----------

Loans held for sale                                                           44,458               69,811
                                                                         -----------          -----------
Loans held in portfolio, net of unearned discounts                           903,136              800,979
Less allowance for loan losses                                                15,028               14,184
                                                                         -----------          -----------
            Loans, net                                                       888,108              786,795
                                                                         -----------          -----------

Customers' liability under acceptances                                         1,067                2,360
Excess cost over equity in net assets of the banking subsidiary               21,158               21,158
Premises and equipment, net                                                   10,285                9,312
Other real estate                                                              1,033                  965
Accrued interest receivable                                                    5,256                4,989
Bank owned life insurance                                                     22,349               21,369
Other assets                                                                  32,077               19,881
                                                                         -----------          -----------
                                                                         $ 1,798,619          $ 1,580,697
                                                                         ===========          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
    Noninterest-bearing                                                  $   444,343          $   385,144
    Interest-bearing                                                         811,443              679,900
                                                                         -----------          -----------
            Total deposits                                                 1,255,786            1,065,044

Securities sold under agreements to repurchase - customers                    80,681               82,006
Securities sold under agreements to repurchase - dealers                      58,616               26,717
Federal funds purchased                                                            0               10,000
Commercial paper                                                              36,201               17,348
Other short-term borrowings                                                   15,525               31,610
Acceptances outstanding                                                        1,067                2,360
Accrued expenses and other liabilities                                        75,717               67,938

Long-term debt                                                               135,774              140,774
                                                                         -----------          -----------
            Total liabilities                                              1,659,367            1,443,797
                                                                         -----------          -----------

Shareholders' equity                                                         139,252              136,900
                                                                         -----------          -----------
                                                                         $ 1,798,619          $ 1,580,697
                                                                         ===========          ===========

MEMORANDA
    Available for sale securities - amortized cost                       $   303,868          $   188,776
    Held to maturity securities - estimated market value                     391,756              399,575
    Shares outstanding
        Preferred - Series D                                                       0              228,369
        Common issued (1)                                                 16,794,483           16,186,435
        Common in treasury                                                 1,618,903            1,303,422

(1) The prior period has been restated to reflect the five- for- four stock split effected in September 2003.

                                STERLING BANCORP
                              STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        THREE MONTHS ENDED JUNE 30,           SIX MONTHS ENDED JUNE 30,
                                                      ------------------------------        ------------------------------
                                                         2004               2003               2004               2003
                                                      -----------        -----------        -----------        -----------
INTEREST INCOME
Loans                                                 $    15,412        $    15,381        $    30,494        $    30,141
Investment securities - available for sale                  3,454              2,395              7,146              4,907
Investment securities - held to maturity                    4,676              5,298              9,383             10,629
Federal funds sold                                              7                 18                 57                 40
Deposits with other banks                                       3                  4                  7                 12
                                                      -----------        -----------        -----------        -----------
            Total interest income                          23,552             23,096             47,087             45,729
                                                      -----------        -----------        -----------        -----------
INTEREST EXPENSE
Deposits                                                    2,374              2,309              4,847              4,511
Securities sold under agreements to repurchase                365                384                681                683
Federal funds purchased                                        47                 25                 63                 36
Commercial paper                                               78                 56                141                126
Other short-term borrowings                                    94                141                206                331
Long-term debt                                              1,561              1,605              3,120              3,209
                                                      -----------        -----------        -----------        -----------
            Total interest expense                          4,519              4,520              9,058              8,896
                                                      -----------        -----------        -----------        -----------
Net interest income                                        19,033             18,576             38,029             36,833
Provision for loan losses                                   2,470              2,173              4,897              3,964
                                                      -----------        -----------        -----------        -----------
Net interest income after provision
    for loan losses                                        16,563             16,403             33,132             32,869
                                                      -----------        -----------        -----------        -----------
NONINTEREST INCOME
Factoring income                                            1,767              1,411              3,194              2,763
Mortgage banking income                                     3,915              3,691              7,546              6,934
Service charges on deposit accounts                         1,159              1,270              2,222              2,502
Trade finance income                                          518                589              1,011              1,162
Trust fees                                                    166                165                348                330
Other service charges and fees                                481                532                955                967
Bank owned life insurance income                              243                277                477                538
Securities gains                                              149                100                685                196
Other income                                                  327                 81                511                178
                                                      -----------        -----------        -----------        -----------
            Total noninterest income                        8,725              8,116             16,949             15,570
                                                      -----------        -----------        -----------        -----------
NONINTEREST EXPENSES
Salaries and employee benefits                              9,735              8,562             18,087             17,046
Occupancy expenses, net                                     1,085              1,234              2,311              2,530
Equipment expenses                                            658                720              1,414              1,366
Advertising and marketing                                     925                859              2,018              1,650
Professional fees                                           1,074                899              1,988              1,626
Data processing fees                                          301                260                588                525
Stationery and printing                                       195                237                461                445
Communications                                                391                406                798                849
Mortgage tax expense                                          201                257                363                435
Other expenses                                              1,500              1,586              2,730              2,941
                                                      -----------        -----------        -----------        -----------
            Total noninterest expenses                     16,065             15,020             30,758             29,413
                                                      -----------        -----------        -----------        -----------
Income before income taxes                                  9,223              9,499             19,323             19,026
Provision for income taxes                                  2,504              3,639              6,143              7,320
                                                      -----------        -----------        -----------        -----------
NET INCOME                                            $     6,719        $     5,860        $    13,180        $    11,706
                                                      ===========        ===========        ===========        ===========
Average number of common
    shares outstanding (1)
        Basic                                          15,332,631         14,850,210         15,234,781         14,846,243
        Diluted                                        16,034,529         15,683,465         16,017,106         15,664,707
Earnings per average common share (1)
        Basic                                         $      0.44        $      0.39        $      0.87        $      0.78
        Diluted                                              0.42               0.37               0.82               0.74
Dividends per common share (1)                               0.19               0.15               0.38               0.30

(1) The prior period has been restated to reflect the five- for- four stock split effected in September 2003.

                                STERLING BANCORP
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (IN THOUSANDS)

                                                       THREE MONTHS ENDED JUNE 30,      SIX MONTHS ENDED JUNE 30,
                                                       ---------------------------     ---------------------------
                                                         2004               2003        2004                2003
                                                       --------           --------     --------           --------
NET INCOME                                             $  6,719           $  5,860     $ 13,180           $ 11,706

Other comprehensive income, net of tax:
    Unrealized holding (losses)/gains arising
        during the period                                (4,981)               108       (3,554)              (411)
    Less:
        Reclassification adjustment for
          gains included in net income                      (80)               (54)        (370)              (106)
    Minimum pension liability adjustment                      0                  0         (364)                 0
                                                       --------           --------     --------           --------
COMPREHENSIVE INCOME                                   $  1,658           $  5,914     $  8,892           $ 11,189
                                                       ========           ========     ========           ========

                                STERLING BANCORP
                  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                          THREE MONTHS ENDED JUNE 30,         SIX MONTHS ENDED JUNE 30,
                                                         -----------------------------      -----------------------------
                                                           2004                2003           2004                2003
                                                         ---------           ---------      ---------           ---------
BALANCE, AT BEGINNING OF PERIOD                          $ 148,374           $ 132,550      $ 143,185           $ 129,780
Net income for period                                        6,719               5,860         13,180              11,706
Options exercised                                              217                 663          1,156                 847
Purchase of common shares for treasury                      (8,310)               (138)        (8,310)               (256)
Cash dividends

    Common shares                                           (2,872)             (2,243)        (5,791)             (4,474)
    Preferred shares                                             0                 (31)             0                 (63)
Surrender of shares issued under
    incentive compensation plan                                  0                   0           (251)               (494)
Amortization of unearned compensation                          185                 185            371                 371
Change in net unrealized holding (losses)/gains
    on available for sale securities                        (4,981)                108         (3,554)               (411)
Reclassification adjustment for (gains)
    included in net income                                     (80)                (54)          (370)               (106)
Minimum pension liability adjustment                             0                   0           (364)                  0
                                                         ---------           ---------      ---------           ---------
BALANCE, AT END OF PERIOD                                $ 139,252           $ 136,900      $ 139,252           $ 136,900
                                                         =========           =========      =========           =========

                                STERLING BANCORP
                           AVERAGE BALANCE SHEETS [1]
                             (dollars in thousands)

                                                                                     THREE MONTHS ENDED
                                                        -----------------------------------------------------------------------
                                                                  JUNE 30, 2004                         JUNE 30, 2003
                                                        ----------------------------------   ----------------------------------
                                                          AVERAGE                  AVERAGE     AVERAGE                 AVERAGE
                                                          BALANCE      INTEREST     RATE       BALANCE      INTEREST     RATE
                                                        -----------   ----------   -------   -----------   ----------  --------
ASSETS
  Interest-bearing deposits with other banks            $     2,952   $        3      0.58%  $     3,087   $        4    0.73%
  Investment securities - available for sale                291,038        3,126      4.30       159,581        2,039    5.11
  Investment securities - held to maturity                  395,637        4,676      4.73       401,479        5,298    5.28
  Investment securities - tax exempt  [2]                    30,494          516      6.81        32,622          605    7.44
  Federal funds sold                                          2,418            7      0.95         5,879           18    1.21
  Loans, net of unearned discount  [3]                      901,156       15,412      7.02       834,160       15,381    7.64
                                                        -----------   ----------             -----------   ----------
           TOTAL INTEREST-EARNING ASSETS                  1,623,695       23,740      5.91%    1,436,808       23,345    6.62%
                                                                      ----------      ====                 ----------    ====
  Cash and due from banks                                    58,365                               57,931
  Allowance for loan losses                                 (15,597)                             (14,481)
  Excess cost over equity in
    net assets of the bank                                   21,158                               21,158
  Other                                                      72,470                               64,186
                                                        -----------                          -----------
                   TOTAL ASSETS                         $ 1,760,091                          $ 1,565,602
                                                        ===========                          ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Interest-bearing deposits
    Domestic
      Savings                                           $    32,636           33      0.41%  $    27,407           23    0.34%
      NOW                                                   135,345          147      0.44       116,406          160    0.55
      Money market                                          203,133          191      0.38       161,943          200    0.50
      Time                                                  424,602        1,995      1.89       367,452        1,916    2.09
    Foreign
      Time                                                    3,000            8      1.10         3,000           10    1.29
                                                        -----------   ----------             -----------   ----------
                  TOTAL DEPOSITS                            798,716        2,374      1.20       676,208        2,309    1.37
                                                        -----------   ----------             -----------   ----------
  Borrowings
    Securities sold under agreements to
       repurchase - customers                                78,753          219      1.12        71,449          224    1.26
    Securities sold under agreements to
       repurchase - dealers                                  50,730          146      1.16        49,032          160    1.31
    Federal funds purchased                                  17,399           47      1.10         7,528           25    1.29
    Commercial paper                                         28,323           78      1.12        19,981           56    1.11
    Other short-term debt                                    18,886           94      1.99        30,410          141    1.97
    Long-term debt                                          135,774        1,561      4.59       140,774        1,605    4.56
                                                        -----------   ----------             -----------   ----------
                 TOTAL BORROWINGS                           329,865        2,145      2.60       319,174        2,211    2.78
                                                        -----------   ----------             -----------   ----------
        TOTAL INTEREST-BEARING LIABILITIES                1,128,581        4,519      1.61%      995,382        4,520    1.83%
                                                        -----------   ----------      ====   -----------   ----------    ====
Noninterest-bearing demand deposits                         408,520                              358,902
Other liabilities                                            81,029                               77,964
                                                        -----------                          -----------
                  Total Liabilities                       1,618,130                            1,432,248
Shareholders' equity                                        141,961                              133,354
                                                        -----------                          -----------
  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 1,760,091                          $ 1,565,602
                                                        ===========                          ===========
Net interest income/spread                                                19,221      4.30%                    18,825    4.79%
                                                                                      ====                               ====
Net yield on interest-earning assets                                                  4.75%                              5.31%
                                                                                      ====                               ====
Less: Tax equivalent adjustment                                              188                                  249
                                                                      ----------                           ----------
Net interest income                                                   $   19,033                           $   18,576
                                                                      ==========                           ==========

[1] The average balances of assets, liabilities and shareholders' equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to 2003 amounts to conform to current presentation.

[2]   Interest on tax-exempt securities is presented on a tax equivalent basis.

[3] Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

                                STERLING BANCORP
                           AVERAGE BALANCE SHEETS [1]
                             (dollars in thousands)


                                                                                     SIX MONTHS ENDED
                                                        -----------------------------------------------------------------------
                                                                  JUNE 30, 2004                         JUNE 30, 2003
                                                        ----------------------------------   ----------------------------------
                                                          AVERAGE                  AVERAGE     AVERAGE                 AVERAGE
                                                          BALANCE      INTEREST     RATE       BALANCE      INTEREST     RATE
                                                        -----------   ----------   -------   -----------   ----------  --------
ASSETS
  Interest-bearing deposits with other banks            $     3,150   $        7    0.82%    $     3,391   $       12    0.84%
  Investment securities - available for sale                290,568        6,479    4.42         157,505        4,194    5.33
  Investment securities - held to maturity                  384,888        9,384    4.88         390,773       10,629    5.44
  Investment securities - tax exempt  [2]                    30,697        1,091    7.15          32,638        1,211    7.48
  Federal funds sold                                         11,703           56    0.95           6,558           40    1.21
  Loans, net of unearned discount  [3]                      881,878       30,494    7.22         818,564       30,141    7.77
                                                        -----------   ----------             -----------   ----------
           TOTAL INTEREST-EARNING ASSETS                  1,602,884       47,511    6.04%      1,409,429       46,227    6.76%
                                                                      ----------    ====                   ----------    ====
  Cash and due from banks                                    62,511                               55,899
  Allowance for loan losses                                 (15,460)                             (14,363)
  Excess cost over equity in
    net assets of the bank                                   21,158                               21,158
  Other                                                      70,207                               63,849
                                                        -----------                          -----------
                   TOTAL ASSETS                         $ 1,741,300                          $ 1,535,972
                                                        ===========                          ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Interest-bearing deposits
    Domestic
      Savings                                           $    32,791           65    0.40%    $    26,812           49    0.37%
      NOW                                                   134,683          301    0.45         115,571          297    0.52
      Money market                                          206,540          561    0.55         156,573          375    0.48
      Time                                                  419,143        3,904    1.87         363,879        3,768    2.09
    Foreign
      Time                                                    3,000           16    1.08           3,000           22    1.48
                                                        -----------   ----------             -----------   ----------
                   TOTAL DEPOSITS                           796,157        4,847    1.22         665,835        4,511    1.37
                                                        -----------   ----------             -----------   ----------
  Borrowings
    Securities sold under agreements to
       repurchase - customers                                77,061          430    1.12          64,522          404    1.26
    Securities sold under agreements to
       repurchase - dealers                                  43,677          251    1.16          42,704          279    1.32
    Federal funds purchased                                  11,653           63    1.08           5,608           36    1.27
    Commercial paper                                         25,871          141    1.10          21,982          126    1.16
    Other short-term debt                                    21,816          206    1.89          30,881          331    2.21
    Long-term debt                                          135,774        3,120    4.59         140,774        3,209    4.56
                                                        -----------   ----------             -----------   ----------
                 TOTAL BORROWINGS                           315,852        4,211    2.67         306,471        4,385    2.87
                                                        -----------   ----------             -----------   ----------
        TOTAL INTEREST-BEARING LIABILITIES                1,112,009        9,058    1.64%        972,306        8,896    1.84%
                                                        -----------   ----------    ====     -----------   ----------    ====
Noninterest-bearing demand deposits                         405,315                              352,237
Other liabilities                                            81,082                               79,522
                                                        -----------                          -----------
                   Total Liabilities                      1,598,406                            1,404,065
Shareholders' equity                                        142,894                              131,907
                                                        -----------                          -----------
  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 1,741,300                          $ 1,535,972
                                                        ===========                          ===========
Net interest income/spread                                                38,453    4.40%                      37,331    4.92%
                                                                                    ====                                 ====
Net yield on interest-earning assets                                                4.87%                                5.43%
                                                                                    ====                                 ====
Less: Tax equivalent adjustment                                              424                                  498
                                                                      ----------                           ----------
Net interest income                                                   $   38,029                           $   36,833
                                                                      ==========                           ==========

[1] The average balances of assets, liabilities and shareholders' equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to 2003 amounts to conform to current presentation.

[2]   Interest on tax-exempt securities is presented on a tax equivalent basis.

[3] Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

                                STERLING BANCORP
                            RATE/VOLUME ANALYSIS [1]
                                 (IN THOUSANDS)

                                                                        INCREASE/(DECREASE)
                                                                        THREE MONTHS ENDED
                                                                           JUNE 30, 2004
                                                                 ---------------------------------
                                                                 VOLUME         RATE       NET [2]
                                                                 -------      -------      -------
INTEREST INCOME
Interest-bearing deposits with other banks                       $     0      $    (1)     $    (1)
                                                                 -------      -------      -------
Investment securities - available for sale                         1,452         (365)       1,087
Investment securities - held to maturity                             (76)        (546)        (622)
Investment securities - tax exempt                                   (39)         (50)         (89)
                                                                 -------      -------      -------
      Total investment securities                                  1,337         (961)         376
                                                                 -------      -------      -------
Federal funds sold                                                    (8)          (3)         (11)
Loans, net of unearned discounts [3]                               1,298       (1,267)          31
                                                                 -------      -------      -------
TOTAL INTEREST INCOME                                            $ 2,627      $(2,232)     $   395
                                                                 =======      =======      =======
INTEREST EXPENSE
Interest-bearing deposits
  Domestic
    Savings                                                      $     4      $     6      $    10
    NOW                                                               23          (36)         (13)
    Money market                                                      45          (54)          (9)
    Time                                                             276         (197)          79
  Foreign
    Time                                                               0           (2)          (2)
                                                                 -------      -------      -------
      Total interest-bearing deposits                                348         (283)          65
                                                                 -------      -------      -------
Borrowings
  Securities sold under agreements to repurchase - customers          22          (27)          (5)
  Securities sold under agreements to repurchase - dealers             6          (20)         (14)
  Federal funds purchased                                             27           (5)          22
  Commercial paper                                                    22            0           22
  Other short-term debt                                              (49)           2          (47)
  Long-term debt - FHLB                                              (55)          11          (44)
                                                                 -------      -------      -------
      Total borrowings                                               (27)         (39)         (66)
                                                                 -------      -------      -------
TOTAL INTEREST EXPENSE                                           $   321      $  (322)     $    (1)
                                                                 =======      =======      =======
NET INTEREST INCOME                                              $ 2,306      $(1,910)     $   396
                                                                 =======      =======      =======

[1]   This table is presented on a tax equivalent basis.

[2] Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each. The effect of the extra day in 2004 has been included in the change in volume.

[3] Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.

                                STERLING BANCORP
                            RATE/VOLUME ANALYSIS [1]
                                 (IN THOUSANDS)

                                                                         INCREASE/(DECREASE)
                                                                         SIX MONTHS ENDED
                                                                           JUNE 30, 2004
                                                                 ---------------------------------
                                                                 VOLUME         RATE       NET [2]
                                                                 -------      -------      -------
INTEREST INCOME
Interest-bearing deposits with other banks                       $    (5)     $     0      $    (5)
                                                                 -------      -------      -------
Investment securities - available for sale                         3,094         (809)       2,285
Investment securities - held to maturity                            (110)      (1,135)      (1,245)
Investment securities - tax exempt                                   (68)         (52)        (120)
                                                                 -------      -------      -------
      Total investment securities                                  2,916       (1,996)         920
                                                                 -------      -------      -------
Federal funds sold                                                    26          (10)          16
Loans, net of unearned discounts [3]                               2,608       (2,255)         353
                                                                 -------      -------      -------
TOTAL INTEREST INCOME                                            $ 5,545      $(4,261)     $ 1,284
                                                                 =======      =======      =======
INTEREST EXPENSE
Interest-bearing deposits
  Domestic
    Savings                                                      $    12      $     4      $    16
    NOW                                                               47          (43)           4
    Money market                                                     128           58          186
    Time                                                             560         (424)         136
  Foreign
    Time                                                               0           (6)          (6)
                                                                 -------      -------      -------
      Total interest-bearing deposits                                747         (411)         336
                                                                 -------      -------      -------
Borrowings
  Securities sold under agreements to repurchase - customers          75          (49)          26
  Securities sold under agreements to repurchase - dealers             8          (36)         (28)
  Federal funds purchased                                             33           (6)          27
  Commercial paper                                                    22           (7)          15
  Other short-term debt                                              (83)         (42)        (125)
  Long-term debt                                                    (108)          19          (89)
                                                                 -------      -------      -------
      Total borrowings                                               (53)        (121)        (174)
                                                                 -------      -------      -------
TOTAL INTEREST EXPENSE                                           $   694      $  (532)     $   162
                                                                 =======      =======      =======
NET INTEREST INCOME                                              $ 4,851      $(3,729)     $ 1,122
                                                                 =======      =======      =======

[1]   This table is presented on a tax equivalent basis.

[2] Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each. The effect of the extra day in 2004 has been included in the change in volume.

[3] Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.